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                                                                    Exhibit 99.1
                        Frank Russell Investment Company
                            Russell Investment Funds

                                POWER OF ATTORNEY

                   Julie W. Weston               William E. Baxter
               Michael J. A. Phillips            Kristianne Blake
                 Daniel P. Connealy               Lee C. Gingrich
               George F. Russell, Jr.            Eleanor W. Palmer
                  Lynn L. Anderson           Raymond P. Tennison, Jr.
                  Paul E. Anderson              Leonard P. Brennan
                     Paul Anton                   Mark E. Swanson

do hereby jointly and severally authorize Gregory J. Lyons or Mary Beth Rhoden, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

/s/ Julie W. Weston                        Dated May 20, 2003
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Julie W. Weston

/s/ Michael J.A. Philips                   Dated May 20, 2003
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Michael J. A. Phillips

/s/ Daniel P. Connealy                     Dated May 20, 2003
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Daniel P. Connealy

/s/ Lynn L. Anderson                       Dated May 20, 2003
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Lynn L. Anderson

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/s/ Paul E. Anderson                       Dated May 20, 2003
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Paul E. Anderson

/s/ William E. Baxter                      Dated May 20, 2003
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William E. Baxter

/s/ Kristianne Blake                       Dated May 20, 2003
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Kristianne Blake

/s/ Lee C. Gingrich                        Dated May 20, 2003
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Lee C. Gingrich

/s/ Eleanor W. Palmer                      Dated May 20, 2003
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Eleanor W. Palmer

/s/ Raymond P. Tennison, Jr.               Dated May 20, 2003
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Raymond P. Tennison, Jr.

/s/ Leonard P. Brennan                     Dated May 20, 2003
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Leonard P. Brennan

/s/ Mark E. Swanson                        Dated May 20, 2003
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Mark E. Swanson